UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: June 9, 2010
(Date of earliest event reported)
IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
630 Dundee Road
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information regarding the Purchase Agreement set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On June 9, 2010, IDEX Corporation (the “Company”) completed a private placement of €81,000,000 aggregate principal amount of 2.58% Series 2010 Senior Notes due June 9, 2015 (the “Notes”) pursuant to a Master Note Purchase Agreement, dated June 9, 2010 (the “Purchase Agreement”). The Purchase Agreement provides for the issuance of additional series of notes in the future.
The Notes bear interest at a rate of 2.58% per annum and will mature on June 9, 2015. The Notes are unsecured obligations of the Company and rank pari passu in right of payment with all of the Company’s other senior debt. The Company may at any time prepay all, or any portion of the Notes; provided that such portion is greater than 5% of the aggregate principal amount of Notes then outstanding under the Purchase Agreement. In the event of a prepayment, the Company will pay an amount equal to par plus accrued interest plus a make-whole premium.
The Purchase Agreement contains certain covenants that restrict the Company’s ability to, among other things, transfer or sell assets, create liens and engage in certain mergers or consolidations. In addition, the Company must comply with a leverage ratio and interest coverage ratio as set forth in the Purchase Agreement.
The Purchase Agreement provides for customary events of default. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. In the case of payment events of defaults, any holder of Notes affected thereby may declare all Notes held by it due and payable immediately. In the case of any other event of default, a majority of the holders of the Notes may declare all the Notes to be due and payable immediately.
The above summary of the Purchase Agreement and the Notes is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 4.1 hereto, and the Notes, the form of which is filed as Exhibit 4.2 hereto, each of which is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
Exhibits
4.1	Master Note Purchase Agreement, dated June 9, 2010.

4.2	Form of Note (included in Exhibit 4.1).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION
Date: June 14, 2010	/s/ Dominic A. Romeo
Dominic A. Romeo
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Master Note Purchase Agreement, dated June 9, 2010

4.2	Form of Note (included in Exhibit 4.1)